UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2008

Item 1. Report to Stockholders.

FPA Crescent Fund

Semi-Annual Report

September 30, 2008

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50903

LETTER TO SHAREHOLDERS

Dear Shareholders:

We began the third quarter with net market exposure of just 56.9%, i.e., total long investments in stocks and corporate bonds, less the securities we have sold short. A large investment in cash and our short exposure have been there to help protect capital. Nevertheless, any market exposure has and continues to erode capital. When liquidity leaves the market, everything correlates. We generally gather our thoughts for our quarterly commentaries over the course of the quarter. The world has been changing so quickly that we find ourselves constantly rewriting. We would rather rewrite history and offer something better than our own poor recent performance. Our performance, however, continues to be relatively strong when compared to the broader stock market averages, a pyrrhic victory only. We feel that our "go anywhere" fund should have been a "hide somewhere" fund. A portfolio loss of 5.3% for the calendar year-to-date period compares quite favorably to market losses of the leading stock indexes, as can be found at the end of this letter.

Readers of our past commentaries should not be surprised that a once-in-a-generation financial crisis is upon us. Fortunately, our opinion of the macro formed our judgment of the micro and we had your portfolio conservatively postured. This helped limit, but did not eliminate our recent negative portfolio performance. It is times like these that challenge commitment — ours to individual investments, and yours to our Fund and the equity market itself. Nevertheless, opportunities arise out of chaos. We have begun to invest our cash hoard slowly, and we do not invest with a short-term horizon. As shareholders ourselves, partners with you, we look to do well over time, but not every time. You may have believed that you were comfortable with volatile share price changes, only to now find that the upside kind of volatility was fine but the downside kind is intolerable. We do not write this to convince you to stay invested. In our opinion, one should either invest for the long term or not at all. Everything else is a trade. We hope to gather investors like ourselves alongside us. Better to understand your own investor psychology, than to stay awake nights with a pit in your gut. We expect continued challenges as we read about further bank failures and a weak consumer. That, and other fall-outs from the credit crisis, will likely cause investors to redeem from mutual funds and hedge funds. We cannot tell you what will happen over the short term, but believe that our value driven investment approach will continue to provide competitive returns with lower volatility over the long term.

We did not know when this crisis would hit, no better than we knew when the internet bubble would burst. It is one thing to understand an accident is going to happen, but something else to determine its timing. We know that the markets will return to some state of normalcy in the future. Opportunities will be recognized and investments made along the way. At some point, we believe that those investments will pay off handsomely, but we do not know when. Those who look to invest in stocks should not have a time horizon less than five years. Those who invest in stocks, other than for their retirement plans, should look to pay down their mortgage first. We have urged all who have sought our counsel these past five years to try to eliminate the principal outstanding on their mortgage before investing with us. You have the assurance that your effective return is whatever your mortgage interest rate is, should you choose to repay principal. As much as we'd like, we cannot make such a guarantee.

We hope to have partners who accept our own long-term horizon, thought process, and commitment to providing good risk-adjusted returns. We manage money in the way that we do because the joy we feel when we make money is disproportionately less than the pain we feel when we lose. Thus our large cash position, the stocks we have sold short, and the better-than-average financial condition of the companies whose stock we have purchased as investments.

Economy

The underpinning of any strong society is its faith in its government, its leaders, and its economy.

LETTER TO SHAREHOLDERS

Today, there is a lack of faith in all. We cannot help but be angry at what we believe was an avoidable state of affairs. Our elected and appointed officials have been asleep at the switch. It's a good thing we only entrust them with our future and that of our children. It seems that babysitters are placed under greater scrutiny than some of these people. We've argued for some time that the Emperor hasn't been wearing any clothes. Now that it is universally recognized, it seems that the appropriate sartorial solution is a TARP, i.e., Congress's pork-laden Troubled Asset Relief Plan.

The government seems to want to avoid seeing too many bankruptcies, particularly in financial institutions (in addition to any company that provides a lot of jobs in a swing state). Bankruptcy allows a clearing price to be reached in the market for assets looking for a home, inviting new equity into the system. We cannot expect the government to bail out all comers. That would be like asking for a free market economy in the good times but seeking socialism in the bad times. As Frank Borman, the astronaut and former Eastern Airlines CEO, commented as Eastern was going bankrupt, "Capitalism without bankruptcy is like Christianity without Hell." We commend him for being able to see the truth in a challenging time, unlike some of the former CEOs who have gone on record blaming others and accepting little responsibility of their own.

The economy is not so young anymore and, like an old car, needs some care and maintenance. It needs grease to keep its rusty wheels turning. Too much, as in recent years, and the wheels come spinning off. The grease will come from a combination of equity and liquidity, but the equity must come first as we argued in "The Elephant(s) in the Room" (September 2008).1 We cannot depend on Warren Buffett to do all the heavy lifting. As rich as he is and as great a balance sheet as Berkshire Hathaway has, he doesn't have enough. Our financial system needs more capital than Mr. Buffett can provide. Let us use him as an example, however, and invite capital in both public and private at similar types of deals that dilute current shareholders but offer good current yields for a preferred position and warrants, should the company prove successful. As of October 12, 2008, it seems that the government has a better grasp of the need for equity, as they just announced a new program that will have them investing $250 billion in banks. We would prefer to have the private sector make the investment, but this is a huge shot in the arm for our economy. If you figure that the new capital will be levered twelve times, we are talking about an additional $3 trillion of potential lending. Such aggressive stimulus has a good chance to lead to inflation at some point in our future, but better that than the alternative. However, as the government keeps tacking on to its national debt, other countries will consider our ability to return their principal. A corporation borrows and must repay or face bankruptcy. If a government has repayment issues, the functional result is that printing presses work overtime to print money. No lender wants to be repaid in inflated dollars. We see higher interest rates at a point in time in our future, as confidence in the U.S. dollar and the global reserve currency declines.

We live under the illusion of prosperity. We borrow to buy: cars, televisions, vacations, the useless stuff in the Sky Mall catalog in your airline seat pocket.... There's always tomorrow to pay for it, but ever-increasing monthly payments keep pushing us behind. If a job is lost along the way, we're pushed over the edge. We sometimes speak of older people as having a Depression-era mentality. We could use some more of that right about now. It was just a generation ago that people saved for what they wanted. Debt was not an option, little desire to carry it and, even if there had been, availability was far more scarce. What was an anathema then is widely accepted now.

Although it's not a quick fix, we believe that increasing our savings rate is a necessary component of any long-term solution. When we talk about savings we mean income-based, not the asset-based kind, e.g., homes and stocks. It is a dangerous strategy to turn a fixed asset into a liquid asset that can be spent to maintain or enhance a lifestyle. Our economy has been kept afloat on an ocean of debt, both personal and governmental. We have been pigs at the troughs of cheap credit. Our government was late to recognize

1 "The Elephants in the Room," http://www.fpafunds.com/news_09252008_elephant.asp

LETTER TO SHAREHOLDERS

the issues, slow to formulate a plan, and as a result seems to have panicked, throwing every weapon in the arsenal in a haphazard fashion. As a result, our estimated 2009 deficit is careening towards $2 trillion.2 We are on a path to leave our kids with less than that which our parents left us for the first time since the 18th century. We need to get production and consumption back in alignment, so we can have healthy growth going forward, rather than the artificial "bubblicious" growth we have had created. Saving more will not help the economy short term as it means spending less, but the right decision is often not an easy one to make because the path we have to walk might mean harder times.

Investments

Those who invested early, thinking they could pick a market bottom, didn't realize that there was a basement. Now it looks as though there's more than one level of subterranean parking. We were early in predicting the current tribulations, but now what? We find the fur of perma-bear to be itchy, but it is admittedly difficult not to fear for the future of our country. We firmly believe, though, that after a period of hardship, we will emerge and these worries will be laid to rest. That we were not surprised by what's transpired might make it easier for us to have this perspective. We cannot tell you when, though. We will wait until we believe we have an excellent risk/reward for each investment so as to best protect your capital. Although we have been dismissed in the past for periodically holding large amounts of cash, we do not believe in the necessity of being fully invested at all times.

As the average investor cannot stand the pain any longer and disinvests from whatever vehicle he had chosen, valuations plunge and we get interested — providing the difference between fund return and investor return (2007 1Q Shareholder Commentary).3 Although we have covered many shorts, we are only cautiously buying. We believe that the delevering of our financial system means a long choppy road to recovery. Investors will demand higher risk premiums to own stocks, translating into much lower valuations than we have become accustomed to these past 26 years since the bull market began in 1982.

The ability to divine when markets will peak and trough lies beyond our capabilities. We did not know how long the late 1990s internet game would or could be played. We just knew that we had no ability to determine such companies' business value so we never owned a share. Whether a business worth $5 a share trades at $50, $100, or $200, makes no difference if the ultimate loss exceeds 90%. Who could have guessed that internet stocks would peak in March 2000 at the same time that the Venture Capital firms had their coffers filled to their highest historic levels. The stock market declined and we made some terrific investments, as a result.

Then, valuations began to get extended and we felt that the risks in the system outweighed the potential reward of being fully invested, as was discussed in our 2004 "Case for Cash."4 The stock market peaked three years later, at the time when Leverage Buyout funds had more cash than at any point in time in their history. Like the Venture Capital money before it, Private Equity cash was supposed to provide huge support for the stock market. That clearly didn't happen either. We did not believe that enough high-yield debt and leveraged loans could be raised to put that LBO war chest to work, as we pointed out in our Second Quarter 2007 Commentary.5 The war chests are still there but without access to the debt markets. Equity investments that were made in the late 2006 and 2007 vintages are of dubious value and the debt that was underwritten at that point now trades at huge discounts to par. We have begun investing in a number of those instruments. Please note, however, as we could not identify the top, we can also not find the bottom. We are likely to lose money as we begin to make some of our purchases.

2 "Cost of U.S. Crisis Action Grows, Along with Debt," Matthew Benjamin, October 10, 2008, Bloomberg.

3 1Q 2007 Quarterly Letter, http://www.fpafunds.com/downloads/crescent/March%2031,%202007.pdf

4 "The Case for Cash," www.fpafunds/news_040423_case_for_cash.asp

5 2Q 2007 Quarterly Letter, http://www.fpafunds.com/downloads/crescent/June%2030,%202007.pdf

LETTER TO SHAREHOLDERS

Stock values move so much more dramatically than business values. Apple Computer declined more than 20% in one day last month. We don't know what Apple is worth, but we hardly think its business was worth $20 billion less in one day. Stock value and business value occasionally intersect. We look to find a margin of safety in each investment, such that we believe that we have good odds of making a reasonable rate of return over time. Ideally, we like to buy when their sellers are under duress, as that is the time that business value exceeds stock value by its greatest magnitude. We do expect to make money over time, but we use a calendar rather than a stopwatch to judge our success, as volatility can cause stocks to drop much lower than you ever think possible. They can trade higher than reason might suggest, like they did in the internet bubble. We look for the rational amidst the extremes.

The extremes, though, can be upsetting — certainly with respect to the downside. Some comfort can be taken, though, by looking at stock returns in the Great Depression of the 1930s. As can be seen in the following table, if you had invested in large company stocks before the crash and then held them until the end of the following decade, you did lose money — a cumulative loss of 8.9%. Nominal returns are irrelevant though. If we earned you 20% when inflation was 30%, we would have provided you an inflation-adjusted return of -10%, the "real" return. Since pricing power deflated at a rate faster than the decline in the price of large company stocks, a patient investor would have actually made money during the Depression. Better still, if that investor had waited until 1931 to invest after large company stocks had declined 31%, he would have made both a positive cumulative nominal and real return of 32.5% and 59.4%, respectively. This translated into a compounded real rate of return of 5.3%. That's with a bad start too, losing 43% in 1931, followed by another 8% in 1932.

Stock Market Returns in the Great Depression

	Large Company Stocks	Small Company Stocks	Intermediate Term Gov't	CPI
Nominal Returns
1929 - 1939 cumulative change	(8.9)%	(44.2)%	66.0%	(18.5)%
1929 - 1939 compounded change	(0.8)%	(5.2)%	4.7%	(1.8)%
1931 - 1939 cumulative change	32.5%	85.4%	46.7%	(13.5)%
1931 - 1939 compounded change	3.2%	7.1%	4.3%	(1.6)%
Real Returns
1929 - 1939 cumulative change	18.1%	(27.1)%	97.1%
1929 - 1939 compounded change	1.5%	(2.8)%	6.4%
1931 - 1939 cumulative change	59.4%	121.6%	65.2%
1931 - 1939 compounded change	5.3%	9.2%	5.7%

Source: Ibbotson

Down markets test an investor's mettle. The Bear's teeth sink into your flesh and then try to shake you loose. The release, though, is always at the option of the investor and is usually when the pain becomes too great. Each of us has a different threshold. If you truly have a long-term investment horizon, none of this matters a wit. Market volatility is just static. We prefer to think in five- to seven-year increments. We would not invest if our horizon was less than that. We invest alongside of you and although we'd be disingenuous to say that we weren't concerned about the short term, it does not impact our long-term sense of comfort that we will be able to provide solid rates of return. The markets can create a bumpy ride and we will not always outperform over short time frames, as we have clearly shown in the past. We can only hope to continue to outperform the S&P 500 by the same 3.1 percentage points as we have done since our inception more than 15 years ago, accomplished with less than 60% in stocks and more than 20% in cash. We will continue to strive to post strong risk-adjusted returns. We hope to err on the side of protecting capital, more so than providing return.

LETTER TO SHAREHOLDERS

Despite this, sound businessmen who are not looking to sell their businesses today are nonetheless panicking and selling their stocks as if they do not represent an interest in a business, possibly one better and less expensive than their own. It is never more important to recognize the distinction between business value and stock value than in a period of upheaval. Although it is recognized that the world changed, stock prices have changed more. Therein lies the opportunity. Some stock prices have declined more than others — some deservedly, others not so. We're looking for the others — the ones with less financial leverage, less exposure to the consumer, better pricing power, strong free cash flow and the ability to use that cash wisely.

We have spoken about our position in Ensco International in the past and we revisit this second largest position today, as we believe that the market has priced this investment at levels that we deem silly. Rikard Ekstrand, prior to joining the Crescent Team, purchased it in 1999 for other accounts managed by First Pacific Advisors at about $10 per share, only to sell it in 2001 above $40. We then purchased the stock for Crescent after it declined back to $18.55 in 2001. We have held the position ever since, although the number of shares has been trimmed at substantively higher prices than where its stock trades today. We value Ensco using two methods, P/E and its premium or discount to replacement value. We first bought the stock at an infinite P/E when it was break-even and sold it in 2001 at 28x trailing (but still far below normal) earnings per share and 137% of its replacement value and bought it back later that year at 14x earnings and a 77% discount to replacement value. We still hold our position and have been increasing it as it has declined to levels that we would deem to be less expensive than 1999 when oil and gas were trading at just $25.60 per barrel and $2.30 per mcf, respectively. You can see the earnings and replacement value at the inflection points when we have been either buyers or sellers of its stock in the table below. It is important to note that Ensco is a drilling company and its livelihood is predicated more on the need for pulling oil and gas from the ground than it is by its price. We believe drilling will continue relatively unimpacted by the decline in the price of the commodities, as long as the oil stays above $65 per barrel and gas stays above $8 per mcf.

Ensco International

	12/31/1999	6/30/2001	9/30/2001	6/30/2008	10/10/2008
Enterprise Value
Price	$10.00	$40.00	$14.62	$80.74	$33.50
Shares	135	135	135	144	143
Market value	$1,346	$5,384	$1,968	$11,627	$4,791
Long term debt	$375	$310	$310	$283	$285
Cash	$(165)	$(475)	$(475)	$(532)	$(550)
Enterprise value	$1,556	$5,219	$1,803	$11,377	$4,526
Commodity Prices
Oil	$25.60	$26.26	$19.84	$140.00	$77.70
Natural Gas	$2.30	$2.98	$2.70	$13.18	$6.51
Valuation A
Trailing EPS	$0.01	$1.42	$1.42	$7.38	$7.50
P/E	1,000.0	28.2	10.3	10.9	4.5
Valuation B
Total Replacement Value	$3,825	$3,825	$3,825	$10,950	$10,950
Enterprise Value/ Replacement Value	41%	136%	47%	104%	41%
Replacement Value per Share	$26.86	$29.64	$29.64	$77.77	$78.43

We recently established a position in the bank debt of Michaels Stores, the national craft chain. We owned this company from 1996 to 2006 and made more than 10x our money. Leveraged-buyout firms Bain and Blackstone took the company private in 2006, paying $6 billion for the privilege. They invested $1.8 billion of their clients' equity capital and borrowed $1.6 billion in the public debt markets and another $2.6 from banks. The equity sits at the bottom of the capital structure and we can't begin to assess its value in today's market. The public debt is senior to that and trades for just 25 to 50 cents on the dollar.

LETTER TO SHAREHOLDERS

The bank term loan, representing the majority of the bank debt, currently trades at just 56 cents on the dollar. By owning the bank debt, we now effectively own the business for about $1.6 billion, less than 30% of what the LBO firms paid for the business. We are receiving an 11.6% cash yield while we wait and a 21.1% yield-to-maturity.6 With its low average ticket, arts and crafts as inexpensive entertainment, and the only place to find the styrofoam balls for your children's school project on the solar system, Michaels is less economically sensitive than most retailers. We believe that the company's cost savings and revenue-enhancing programs in such areas as merchandising, logistics, and sourcing will help provide an additional margin of safety.

The most recent quarter certainly provided its share of oddities, with the greatest being the Keefe Bruyette Bank Index increasing 17.8% versus declines for all major market indexes. We have a problem reconciling this, given the continued challenges we see facing the banking sector. We are continuing to stay away from banks, despite their tremendous price declines. This will remain the case until we believe that their prices reflect what we believe will be earnings and ROE prospectively. Historic commercial bank returns on equity were much lower than what was seen in recent years. Sanford Bernstein provided the following table in a recent report.

Commercial Bank Return on Equity

	1940s	1950s	1960s	1970s	1980s	1990s	2000-02	2003-06
Return on Tangible Equity	8.8%	9.9%	11.2%	13.0%	10.9%	14.5%	16.7%	19.5%
Tangible Equity/ Tangible Assets	6.7%	7.0%	7.5%	6.3%	6.1%	7.6%	7.8%	7.9%

The higher returns on capital achieved in the late 1990s until 2005 benefited from an unusually good banking climate with negligible default experience, aggressive loan generation, unsustainably high fee income, low interest rates stimulating both supply and demand, new and more esoteric products, and a strong real-estate market stimulating demand. This resulted in unusually high valuation measures in both price/book and price/earnings. We believe that the period wasn't normal. We generally prefer not to buy banks too far above tangible book value. The book value of a bank is put to the test each year. A bank's brand is only as good as its shareholders' and depositors' confidence. As we have come to see in regular headlines, the inherent leverage in the business can wipe out shareholders' equity all too quickly. We therefore opine that a high valuation measure is inappropriate. We believe that investors will demand a greater risk premium for owning banks, which translates into lower P/Es. The table below provides an example of what we believe will come to pass. We feel that banks, on average, still trade at valuations that are too high to justify the risk that one must assume to invest in them.

Commercial Bank "Normal" ROE and Earnings

	Pre 2007		Post 2007		Assumptions
ROE	18.0%		13.0%		Future ROE to be lower
Book Value, Tangible	$20.00		$18.00		Additional impairment charges to negatively impact equity
EPS	$3.60		$2.34		EPS to decline as a result of lower ROE and equity
Price/Earnings	15.0	x	10.0	x	Future P/E to be lower
Price/Book	270%		130%		Price/Book to be lower
Stock Price	$54.00		$23.40		Lower Stock Price as a result

Closing

Here's how we don't think, as recently reported in the Los Angeles Times in reference to all the money being made in residential mortgage-backed collateralized-debt obligations in the first half of the 2000s...

"All this was happening while Citigroup head Charles Prince was saying that you had to keep dancing as long as the music was playing. If you stopped and prices kept going up, Prince said, your profits would lag far behind those of your competitors

6 With Libor at 4.25% as of 10/14/2008.

LETTER TO SHAREHOLDERS

and the stock market would punish you. Prince echoed an apocalyptic judgment by John Maynard Keynes on a previous generation of bankers: that government intervention and economic management were required because high financiers were people who thought it better to fail conventionally — in the company of their fellows than to succeed unconventionally by breaking from long-held strategies and positions."7

We promise to continue to operate unconventionally. We are not closet indexers and we don't care what the crowd thinks.

The risks to the stock market and economy because of such things as high consumer leverage, weak home prices, and a soft housing market remain a concern, but they seem to be largely reflected in stock prices. We do, however, continue to be mindful of the now oft-discussed risks of the delevering of the financial system and the unknown fall-out from Credit Default Swaps (CDS) unwinding, as well as point to a mostly unconsidered risk in the municipal bond market.

The delevering of the financial system will go on longer and have more severe ramifications than is currently understood by the market. We expect that there will be more bank failures; that banks will be lending less (stricter standards) as they need to preserve capital that is already cuspy; that there will be fewer prospective borrowers as consumer debt levels remain at all-time highs, unemployment rises, and incomes decline. Delevering points to continued challenges in housing. Home equity is just 43% of total housing stock today. Its lowest in history and that is with 85% loan-to-values for those who have mortgages on their homes and with 16% of all mortgages exceeding current home values. Despite that, we can believe that the worst for residential real estate is behind us. The same cannot be said for commercial real estate, which we believe still has further to fall.

Maybe Credit Default Swaps will not further compound the problem, but we still have the concern. Given the leverage, it won't need to be that much worse to further impair our banking system. As an example, JP Morgan's off-balance sheet swap exposure remains about $90 trillion, with Credit Default Swaps $7.8 trillion of the total. Even the more benign interest-rate swaps are still subject to counter-party risk. It is not clear if the numbers are pro-forma for their acquisition of Bear Stearns. Nobody knows how big the market for Credit Default Swaps is, although we have heard numbers as high as $60 trillion, large enough to make us fearful. Now that Goldman Sachs and Morgan Stanley are becoming federally chartered commercial banks, we would hope that their previously unregulated exposure will now show up on the OCC (Office of the Comptroller of the Currency) website, although we are not sure we really want to see the total. Although we have been discussing the risks in CDS since 2002 (See "Accounting Issues Hiding in Plain Sight," August 19, 20028), it has taken six years to bite us in the bum. Improved regulation of the arcane and highly leveraged derivative will clearly serve our financial system well. The natural buyer of CDS merely insures that, should a company file bankruptcy, the debt that you own will be repaid by the swap seller. Sounds like insurance to us but by calling it a derivative, these companies have been able to avoid both the regulators and the need to post capital reserves. If it walks like a duck....The unnatural buyer of CDS is merely a speculator, betting on a company's ability to stay solvent. We recall the 2006 bankruptcy of Dana Corp., whereby something like $18-20 billion of CDS had to settle versus $1.6 billion of corporate debt.

Municipal bonds concern us. Although the muni experts do not see cause for concern, we do not see our state and local governments rising above this severe economic downturn. We realize that we have not ever invested in municipals, at least not yet, and that might make us ill-prepared to voice an opinion on the subject; or, it just might make us enough removed so that we might have a useful perspective. We leave it to you to judge. The experts (economists, money managers, etc.) didn't see this kind of market meltdown coming. We therefore don't take comfort in the fact that muni experts say all is fine. We don't know of a state or local government that doesn't have an

7 Los Angeles Times, J. Bradford DeLong, October 7, 2008.

8 "Accounting Issues Hiding in Plain Sight," www.fpafunds.com/news archive.

LETTER TO SHAREHOLDERS

increasing budget or one that doesn't have declining revenues. Lower tax receipts will then result from increasing unemployment, lower average income, lower business income leading to lower business tax receipts, home prices being reassessed at lower prices leading to lower property tax receipts, and lower capital gains income. We believe that this will lead to dislocation in the muni bond market that heretofore has proven to be a safe haven for individuals. Should this harm the investor who has kept a lot of their assets in municipal bonds, a tectonic shift in psychology will likely result in a whole new level of fear hitting the markets.

Investors now believe (finally) that this is more than a subprime issue, but a global crisis of credit and confidence that has interdependent negative impact on all types of assets: financial, commodity (other than precious metals), real estate, etc. It bears mentioning again. We do not know when the market will bottom. Along the way, we expect continued violent market moves — both down and up. A highly likely strong move upward may not signal that the problems in our economy and financial system have been solved but we must confess it would be nice to have a breather.

This is the environment we expected and we are beginning to invest capital. As we worry for the country, we gather some excitement for the investment opportunity that fear has created. As always, we prepare for the worst and hope for the best.

Respectfully submitted,

Steven Romick
President
October 14, 2008

COMPLETE RE-OPENING TO NEW INVESTORS

Effective October 20, 2008 sales to new investors are open completely and are no longer restricted based upon distribution channel. On February 11, 2005, the Fund had closed to new investors reflecting the belief that unrestrained growth in the Fund's assets might impair investment flexibility, which would not be in the best interests of the Fund shareholders. In October 2007, the Fund partially reopened in order to offset the net redemptions it had experienced. The Fund continued to experience net redemptions so it opened further to certain broker/dealers on July 29, 2008. The complete reopening reflects the belief of the Board and Steven Romick that, with the current turmoil in the financial markets, many new investment opportunities are beginning to surface that meet the Fund's strict value requirements. The potential growth in assets as a result of this reopening would allow Mr. Romick the ability to invest in these new opportunities, which should serve to enhance future returns.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2008

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Lehman Bros. Gov't/Credit
Stocks
Price/Earnings TTM	10.8	x	18.9	x	14.8	x
Price/Earnings 2008 est.	10.4	x	17.4	x	14.1	x
Price/Book	1.4	x	1.8	x	2.3	x
Dividend Yield	1.8%		1.6%		2.4%
Average Weighted Market Cap (billion)	$37.8		$2.2		$87.3
Median Market Cap (billion)	$3.4		$0.6		$9.4
Bonds
Duration (years)	1.2						5.2
Maturity (years)	2.1						7.8
Yield	4.3%						4.9%

Portfolio Analysis

10 Largest Holdings (excluding U.S. Treasuries)

ConocoPhillips	5.0%
ENSCO International Incorporated	4.2%
Covidien Ltd	3.3%
Assurant, Inc.	3.3%
Wal-Mart Stores, Inc.	2.3%
Amgen Inc	2.1%
Koninklijke Phillips Electronics N.V.	1.8%
Sally Holdings LLC 10.5% 2016	1.8%
Chevron Corporation	1.7%
Foot Locker, Inc.	1.7%
Total	27.2%

Portfolio Composition

Asset Class
Common Stocks, Long	48.9%
Common Stocks, Short	-6.7%
Preferred Stocks	0.4%
Bonds & Notes	12.1%
Cash & Other	45.3%
Total	100.0%
Geographic
U.S.	50.3%
Europe	3.1%
Other	1.3%

Performance Statistics

	FPA Crescent	60% R2500/ 40% LBGC	Russell 2500	S&P 500
Statistics
Gain in Up Months - Cumulative	306.4%	286.9%	436.9%	370.8%
Upside Participation		106.8%	70.1%	82.6%
Loss in Down Months - Cumulative	-130.7%	-149.9%	-269.1%	-231.3%
Downside Participation		87.2%	48.6%	56.5%
Up Month - Average	2.6%	2.4%	3.8%	3.2%
Down Month - Average	-2.0%	-2.4%	-3.9%	-3.5%
Delta between Up/Down months - Average	4.6%	4.8%	7.7%	6.7%
Worst Month	-10.7%	-10.5%	-18.9%	-14.5%
Best Month	12.6%	9.2%	14.4%	9.8%
Standard Deviation	10.05	10.00	16.52	14.03
Sharpe Ratio (using 5% risk-free rate)	0.65	0.38	0.30	0.24
Performance
Quarter	-8.0%	-4.6%	-6.7%	-8.4%
Calendar YTD	-5.3%	-8.8%	-14.3%	-19.3%
1 Year - Trailing	-5.7%	-10.0%	-18.0%	-22.0%
3 Years - Trailing	4.7%	2.2%	0.9%	0.2%
5 Years - Trailing	8.3%	6.4%	8.1%	5.2%
10 Years - Trailing	10.1%	7.8%	9.0%	3.1%
15 Years - Trailing	11.4%	8.5%	9.7%	8.4%
From Inception*	11.5%	8.8%	10.0%	8.4%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2008

HISTORICAL PERFORMANCE

	FPA Crescent	60% R2500/ 40% LBGC	Russell 2500	S&P 500
2008 YTD thru September	-5.3%	-8.8%	-14.3%	-19.3%
2007	6.8%	3.9%	1.4%	5.5%
2006	12.4%	11.2%	16.2%	15.8%
2005	10.8%	6.0%	8.1%	4.9%
2004	10.2%	12.7%	18.3%	10.9%
2003	26.2%	28.1%	45.5%	28.7%
2002	3.7%	-6.6%	-17.8%	-22.1%
2001	36.1%	4.8%	1.2%	-11.9%
2000	3.6%	7.9%	4.3%	-9.1%
1999	-6.3%	13.3%	24.2%	21.0%
1998	2.8%	4.9%	0.4%	28.6%
1997	22.0%	18.5%	24.4%	33.4%
1996	22.9%	12.6%	19.0%	23.0%
1995	26.0%	26.7%	31.7%	37.6%
1994	4.3%	-2.0%	-1.1%	1.3%
1993*	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. We strive to achieve equity rates of return with less risk than the stock market.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,* 7% better than the equity indexes. FPA Crescent has, on average from inception,* captured 76% of the upside monthly performance but just 53% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.* On average, the Fund's Standard Deviation is 34% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only one year of negative performance since inception,* a loss of 6%. Compare that to the following indexes:

	60% R2500/40% LBGC	R2500	S&P 500
Number loss years since inception*	2	2	3
Worst annual loss	7%	18%	22%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.*

Lipper has recognized FPA Crescent as the #2 balanced fund for 10 years (out of 269), and #1 from inception (out of 869), for periods ended September 30, 2008.

Conclusion

FPA Crescent has met its objective since inception having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.*

NOTES

* Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93.

Past performance is not necessarily indicative of future results. The performance data represents past performance, and investment return and principal value will fluctuate so that FPA Crescent Fund shares, when redeemed, may be worth more or less than their original cost. All returns assume the reinvestment of dividends and distributions. there are no assurances that the Fund will meet its stated objectives. A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Lehman Brother Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2008

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Amgen Inc. (1)	456,600	shs.
Ares Capital Corporation	717,409	shs.
Arkema S.A. (1)	102,628	shs.
Cookson Group plc (1)	1,271,209	shs.
Group 1 Automotive, Inc.	73,200	shs.
WellPoint, Inc. (1)	363,900	shs.
Convertible Bonds
Group 1 Automotive, Inc. — 2.25% 2036 (1)	$7,060,000
National Financial Partners Corporation — 0.75% 2012 (1)	$4,865,000
Non-Convertible Bond & Debenture
B&G Foods, Inc. — 12% 2016 (1)	$3,645,000
Castle Holdco 4, Ltd. — 8.64313% 2014 (Floating) ($6,319,710 principal)	£3,550,000
Castle Holdco 4, Ltd. — 9.875% 2015 ($1,780,200 principal)	£1,000,000
Michaels' Stores, Inc. — 4.86% 2013 (Floating) (1)	$4,735,000
Sally Holdings LLC — 9.25% 2014	$80,000
Thermadyne Holdings Corporation — 10.5% 2014 (1)	$5,000,000
NET SALES
Common Stocks
AGCO Corporation	97,400	shs.
Circuit City Stores, Inc.	448,500	shs.
ConocoPhillips	46,200	shs.
Criteria CaixaCorp, S.A. (2)	700,000	shs.
ENSCO International Incorporated	27,400	shs.
Interactive Data Corporation (2)	175,000	shs.
Magna International Inc. — A	117,700	shs.
Oesterreicheische Post AG (2)	250,000	shs.
Omnicare, Inc.	376,000	shs.
Owens Corning (2)	200,000	shs.
Patterson-UTI Energy, Inc.	10,224	shs.
Reliant Energy, Inc.	96,435	shs.
Ross Stores, Inc. (2)	221,500	shs.
Non-Convertible Bonds & Debentures
Western Financial Bank — 9.625% 2012 (2)	$2,950,000

(1) Indicates new security purchased in the portfolio

(2) Indicates security eliminated from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2008

COMMON STOCKS — LONG	Shares	Value
ENERGY — 14.8%
Arkema S.A.	102,628	$3,722,318
Chevron Corporation	275,000	22,682,000
ConocoPhillips†	878,300	64,335,475
ENSCO International Incorporated†	950,800	54,794,604
Patterson-UTI Energy, Inc.	989,776	19,815,315
Plains Exploration & Production Co.*	130,000	4,570,800
Rowan Companies, Inc.	730,000	22,301,500
		$192,222,012
HEALTH CARE — 7.7%
Amgen Inc.*	456,600	$27,062,682
Covidien Ltd.	791,900	42,572,544
Omnicare, Inc.	446,000	12,831,420
WellPoint, Inc.*	363,900	17,019,603
		$99,486,249
RETAILING — 7.2%
Charming Shoppes, Inc.*	2,031,000	$9,931,590
Circuit City Stores, Inc.*	1,110,400	832,800
Foot Locker, Inc.	1,384,500	22,373,520
Lowe's Companies, Inc.	613,300	14,529,077
Wal-Mart Stores, Inc.	495,400	29,669,506
Zale Corporation*	650,000	16,250,000
		$93,586,493
FINANCIAL SERVICES — 4.4%
Assurant, Inc.†	770,000	$42,350,000
Discover Financial Services	1,023,000	14,137,860
		$56,487,860
AUTOMOTIVE — 4.0%
Group 1 Automotive, Inc.	1,010,000	$21,947,300
Magna International Inc. (Class A)†	232,300	11,891,437
Navistar International Corporation*	345,500	18,719,190
		$52,557,927
INDUSTRIAL PRODUCTS — 2.8%
AGCO Corporation*	219,300	$9,344,373
Cookson Group plc	1,271,209	10,538,323
Cymer, Inc.*	262,900	6,659,257
Trinity Industries, Inc.	375,150	9,652,609
		$36,194,562

PORTFOLIO OF INVESTMENTS

September 30, 2008

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
SERVICE — 2.0%
Brink's Company, The	257,500	$15,712,650
G&K Services, Inc.	306,600	10,133,130
		$25,845,780
CONSUMER NON-DURABLE GOODS — 1.9%
Koninklijke Philips Electronics N.V.	845,000	$23,026,250
WestPoint International, Inc. — stock*,**,††	167,161	1,796,981
WestPoint International, Inc. — rights*,**,††	149,230	295,475
		$25,118,706
UTILITIES — 1.2%
PG&E Corporation	160,000	$5,992,000
Reliant Energy, Inc.*	1,393,165	10,239,763
		$16,231,763
REAL ESTATE — 1.1%
Ventas, Inc.	280,000	$13,837,600
INVESTMENT COMPANIES — 0.9%
Ares Capital Corporation	1,152,709	$12,022,755
MULTI-INDUSTRY — 0.9%
Onex Corporation	441,400	$11,388,120
TOTAL COMMON STOCKS — 48.9% (Cost $535,540,555)		$634,979,827
PREFERRED STOCK — 0.4% (Cost $11,064,370)
General Motors Corporation Preferred Series B — 5.25%	601,200	$5,344,668
SHORT TERM U.S. GOVERNMENT & AGENCIES — 28.1%
Federal Home Loan Bank — 4.5% 10/28/08	$66,500,000	$66,574,480
U.S. Treasury Bill — 1.875% 02/19/09	40,000,000	39,826,100
U.S. Treasury Bill — 1.885% 02/26/09	60,000,000	59,708,934
U.S. Treasury Bill — 1.84% 03/05/09	100,000,000	99,461,810
U.S. Treasury Bill — 0.76% 03/19/09	100,000,000	99,394,420
		$364,965,744

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Principal Amount	Value
U.S. GOVERNMENT & AGENCIES — 5.7%
Federal Home Loan Mortgage Corporation — 5% 2018	$10,493,554	$10,645,396
Federal National Mortgage Association — 7.5% 2028	88,365	94,080
U.S. Treasury Note — 3.875% 2010†	15,000,000	15,543,750
U.S. Treasury Note — 4.375%% 2010†	40,000,000	42,050,000
U.S. Treasury Inflation-Indexed Note — 3.375% 2012†	5,573,565	5,831,778
		$74,165,004
CONVERTIBLE BONDS — 0.9%
General Growth Properties, Inc. — 3.98% 2027**	$7,060,000	$3,997,725
Group 1 Automotive, Inc. — 2.25% 2036	7,000,000	4,103,750
National Financial Partners Corp. — 0.75% 2012	4,865,000	2,961,569
		$11,063,044
CORPORATE BONDS & DEBENTURES — 5.5%
B&G Foods, Inc. — 12% 2016	$3,645,000	$3,186,093
Castle Holdco 4, Ltd. — 8.64313% 2014 (Floating) ($30,352,410 principal)	£17,050,000	12,732,940
Castle Holdco 4, Ltd. — 9.875% 2015 ($9,791,100 principal)	£5,500,000	3,031,600
Dynegy-Roseton Danskamme — 7.27% 2010	$811,496	809,337
First Data Corporation — 5.39% 2014 (Floating)**	4,962,500	4,218,125
Michaels' Stores, Inc. — 4.86% 2013 (Floating)**	4,735,000	3,468,388
Sally Holdings LLC — 9.25% 2014	1,080,000	1,003,892
Sally Holdings LLC — 10.5% 2016	24,000,000	22,853,040
Tenet Healthcare Corporation — 9.875% 2014	8,000,000	7,800,000
Thermadyne Holdings Corporation — 10.5% 2014	5,000,000	4,640,650
Valassis Communications, Inc. — 8.25% 2015	9,990,000	7,492,500
		$71,236,565
TOTAL BONDS & DEBENTURES — 40.2% (Cost $541,168,044)		$521,430,357
TOTAL INVESTMENT SECURITIES — 89.5% (Cost $1,087,772,969)		$1,161,754,852
SHORT-TERM INVESTMENTS — 14.8%
Short-term Corporate Notes:
General Electric Capital Corporation — 1.75% 10/01/08	$47,546,000	$47,546,000
Toyota Motor Credit Corporation — 2.39% 10/07/08	65,000,000	64,974,108
Chevron Funding Corporation — 2.05% 10/08/08	17,000,000	16,993,224
Federal Home Loan Bank — 2.44% 11/14/08	62,647,000	62,460,173
TOTAL SHORT-TERM INVESTMENTS (Cost $191,973,505)		$191,973,505
TOTAL INVESTMENTS — 104.3% (Cost $1,279,746,474)		$1,353,728,357

PORTFOLIO OF INVESTMENTS

September 30, 2008

	Shares	Value
COMMON STOCKS — SHORT
Alliance Data Systems Corporation*	(15,800)	$(1,001,404)
Apollo Group, Inc.*	(39,400)	(2,336,420)
Apollo Investment Corporation	(575,900)	(9,819,095)
AutoNation, Inc.*	(234,400)	(2,634,656)
Banco Bilbao Vizcaya Argentaria, S.A. — ADR	(426,800)	(6,901,356)
Banco Popular Espanol, S.A.	(271,100)	(3,166,448)
Barclays plc — ADR	(38,000)	(938,600)
BJ's Wholesale Club, Inc.*	(71,000)	(2,759,060)
Brunswick Corporation	(97,300)	(1,244,467)
Capital One Financial Corporation	(153,000)	(7,803,000)
CEMEX, S.A.B. de C.V. — ADR	(159,100)	(2,739,702)
General Motors Corporation	(70,100)	(662,445)
Guess?, Inc.	(102,000)	(3,548,580)
Jarden Corporation*	(102,900)	(2,413,005)
Landry's Restaurants, Inc.	(124,900)	(1,942,195)
LG Display Co., Ltd. — ADR	(52,200)	(662,940)
LUKOIL OAO**	(61,900)	(3,639,720)
Marvel Enterprises, Inc.*	(102,600)	(3,502,764)
PharMerica Corporation*	(351,800)	(7,911,982)
Principal Financial Group, Inc.	(77,600)	(3,374,824)
SunTrust Banks, Inc.	(96,400)	(4,337,036)
Taiwan Semiconductor Manufaturing Company Limited — ADR	(289,482)	(2,712,446)
TCF Financial Corporation	(156,900)	(2,824,200)
Urban Outfitters, Inc.*	(87,200)	(2,779,064)
VistaPrint Limited*	(91,900)	(3,017,996)
VOLKSWAGEN A.G.	(3,600)	(1,409,688)
West Marine, Inc.*	(115,000)	(685,400)
TOTAL COMMON STOCKS — SHORT — (6.7)% (Proceeds $99,177,441)		$(86,768,493)
Other assets less liabilities, net — 2.4%		$30,750,030
TOTAL NET ASSETS — 100.0%		$1,297,709,894

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 1.1% of total net assets at September 30, 2008.

†  Security segregated as collateral for common stocks sold short.

††  WestPoint International is illiquid and has been valued by Board of Trustees in accordance with the Fund's fair value procedures.

See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

ASSETS
Investments at value:
Investment securities — at market value (identified cost $1,087,772,969)	$1,161,754,852
Short-term investments — at amortized cost (maturities 60 days or less)	191,973,505	$1,353,728,357
Cash		48
Deposits for securities sold short		36,720,253
Receivable for:
Dividends and accrued interest	4,383,877
Capital stock sold	4,381,495
Investment securities sold	$4,046,414	12,811,786
		$1,403,260,444
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $99,177,441)	$86,768,493
Investment securities purchased	14,356,733
Capital Stock repurchased	2,809,731
Advisory fees and financial services	1,213,237
Accrued expenses	270,536
Dividends on securities sold short	131,820	105,550,550
NET ASSETS		$1,297,709,894
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 55,110,817 outstanding shares		$1,199,035,319
Undistributed net realized gain on investments		7,942,691
Undistributed net investment income		4,341,053
Unrealized appreciation of investments		86,390,831
NET ASSETS		$1,297,709,894
NET ASSET VALUE
Offering and redemption price per share		$23.55

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2008

INVESTMENT INCOME
Interest		$11,100,337
Dividends		6,161,732
		$17,262,069
EXPENSES:
Advisory fees	$6,589,478
Short sale dividend expense	1,804,812
Financial services	658,948
Transfer agent fees and expenses	638,143
Reports to shareholders	42,987
Custodian fees and expenses	46,098
Trustees' fees and expenses	39,935
Registration fees	39,822
Audit and tax services	23,705
Legal fees	15,962
Other expenses	46,354	9,946,244
Net investment income		$7,315,825
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain on investments:
Net realized loss on sale of investment securities	$(3,466,689)
Net realized gain on sale of investment securities sold short	12,724,074
Net realized gain on investments		$9,257,385
Change in unrealized appreciation of investments:
Investment securities	$(71,608,632)
Investment securities sold short	(3,649,107)
Change in unrealized appreciation of investments		(75,257,739)
Net realized and unrealized loss on investments		$(66,000,354)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(58,684,529)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2008		Year Ended March 31, 2008
CHANGE IN NET ASSETS
Operations:
Net investment income	$7,315,825		$28,023,037
Net realized gain on investments	9,257,385		90,464,944
Change in unrealized appreciation of investments	(75,257,739)		(72,857,086)
Change in net assets resulting from operations		$(58,684,529)		$45,630,895
Distribution to shareholders from:
Net investment income	$(10,713,525)		$(37,690,578)
Net realized capital gains	(11,733,860)	(22,447,385)	(107,701,365)	(145,391,943)
Capital stock transactions:
Proceeds from capital stock sold	$202,301,605		$138,349,485
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	19,613,460		118,404,002
Cost of capital stock repurchased*	(89,238,697)	132,676,368	(318,075,941)	(61,322,454)
Total change in net assets		$51,544,454		$(161,083,502)
NET ASSETS
Beginning of period		1,246,165,440		1,407,248,942
End of period		$1,297,709,894		$1,246,165,440
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		8,027,825		5,226,799
Shares issued to shareholders upon reinvestment of dividends and distributions		765,254		4,569,579
Shares of capital stock repurchased		(3,555,428)		(12,086,838)
Change in capital stock outstanding		5,237,651		(2,290,460)

*  Net of redemption fees of $52,039 and $68,767 for the periods ended September 30, 2008 and March 31, 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,	Year Ended March 31,
	2008	2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of period	$24.99	$26.98	$26.47	$24.18	$22.74	$17.01
Income from investment operations:
Net investment income	$0.15	$0.59	$0.72	$0.39	$0.11	$0.17
Net realized and unrealized gain (loss) on investment securities	(1.15)	0.33	1.66	2.82	1.78	5.71
Total from investment operations	$(1.00)	$0.92	$2.38	$3.21	$1.89	$5.88
Less distributions:
Dividends from net investment income	$(0.21)	$(0.75)	$(0.53)	$(0.33)	$(0.08)	$(0.15)
Distributions from net realized capital gains	(0.23)	(2.16)	(1.34)	(0.59)	(0.37)	—
Total distributions	$(0.44)	$(2.91)	$(1.87)	$(0.92)	$(0.45)	$(0.15)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$23.55	$24.99	$26.98	$26.47	$24.18	$22.74
Total investment return**	(4.19)%	3.30%	9.26%	13.52%	8.43%	34.67%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,297,710	$1,246,165	$1,407,249	$1,374,055	$1,102,149	$492,114
Ratio of expenses to average net assets	1.50%†‡	1.34%‡	1.35%‡	1.39%‡	1.40%‡	1.41%‡
Ratio of net investment income to average net assets	1.11%†	2.06%	2.68%	1.45%	0.57%	0.67%
Portfolio turnover rate	31%†	29%	29%	24%	17%	20%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2008 is not annualized.

†  Annualized

‡  For the periods ended September 30, 2008, March 31, 2008, March 31, 2007, March 31, 2006, March 31, 2005, and March 31, 2004, the expense ratio includes short sale dividend expense equal to 0.27%, 0.12%, 0.10%, 0.11%, 0.12% and 0.09% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2008, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $90,695,372 for the period ended September 30, 2008. The proceeds and cost of securities sold resulting in net realized gains of $9,257,385 aggregated $101,253,217 and $91,995,832, respectively, for the period ended September 30, 2008. Realized gains or losses are based on the specific identification method. The cost of investment securities (excluding securities sold short) held at September 30, 2008 for federal tax purposes was $1,088,861,355. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at September 30, 2008 for federal income tax purposes was $166,470,857 and $93,577,360, respectively, resulting in net unrealized appreciation of $72,893,497.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended September 30, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized

NOTES TO FINANCIAL STATEMENTS

tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before March 31, 2003 or by state tax authorities for years ended before March 31, 2002.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the six months ended September 30, 2008, the Fund paid aggregate fees of $39,935 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 4 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six months ended September 30, 2008, the Fund collected $52,039 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financal Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on April 1, 2008. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2008:

Investment Securities:
Level 1 – Quoted prices	$1,133,025,251
Level 2 – Other significant observable inputs	215,424,557	*
Level 3 – Significant unobservable inputs	5,278,549
Total investment securities	$1,353,728,357

*  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the six months ended September 30, 2008:

Beginning value at 4/1/08	$2,243,212
Net change in unrealized depreciation	(150,756)
Transfers into Level 3	3,186,093
Ending value at 9/30/08	$5,278,549
Common Stocks Short:
Level 1 – Quoted prices	$(86,768,493)
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—
Total common stocks short	$(86,768,493)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement

At a meeting of the Board of Trustees held on August 27, 2008, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser on the recommendation of the Independent Trustees. The agreement was continued for one year through September 30, 2009. The following paragraphs summarize the material information and factors considered by the Independent Trustees as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Trustees considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the increased number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's President, Chief Investment Officer and portfolio manager, Steven Romick, who has managed the Fund since its inception in 1993. The Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of moderate allocation funds selected by Lipper (the "Peer Group"). The Independent Trustees were told by the Adviser that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management skill on the part of the Adviser. The Adviser also maintained that no other Lipper category adequately represents the breadth and style of investing performed by the Fund's portfolio manager on behalf of the Fund. The Independent Trustees noted the Fund's outstanding long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Independent Trustees were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Independent Trustees reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. While the Independent Trustees acknowledged that the Fund's fees and expenses were at the highest end of the range for the Peer Group, they noted that the Fund's broader investment strategy made comparisons to the fees and expenses of the funds in the Peer Group less relevant. The Independent Trustees noted that the overall expense ratio of the Fund is within the range of the overall equity and hybrid fund universe. Specifically with respect to the advisory fee charged by the Adviser to the Fund, the Independent Trustees noted that many equity and hybrid funds have advisory fees that are the same or higher at similar or greater asset levels. In addition, the Independent Trustees noted that the fee rate charged to the Fund is the same fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager. The Independent Trustees concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

exist. The Independent Trustees expressed concern that the fee rate does not have any breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Independent Trustees noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included significant investments in financial analysts who assist with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the establishment of a full-time Chief Compliance Officer and his assistant. The Independent Trustees also noted that, at the time of the discussion and during the past three years, the Fund has been at least partially closed to new investors and the asset levels of the Fund have remained relatively unchanged over this period. They further noted that the Adviser has continued to make investments in personnel servicing the Fund irrespective of the Fund's open or closed status.

The Independent Trustees also observed that the Fund's expense ratio has continued to decline over time, albeit slightly. As the Fund has grown, expenses that are more fixed in nature, such as audit expenses and Independent Trustee fees, have declined as a percentage of Fund assets. Expenses with both fixed and variable components, such as expenses for transfer agency, custody and shareholder reports, have also contributed to economies as the Fund has grown. In addition, the Fund's portion of the costs of participating in mutual fund supermarkets, relating to administration of shareholder accounts, has declined significantly as the Fund's assets have increased, contributing to the slight decline in the Fund's overall expense ratio.

Conclusions. The Independent Trustees determined that the Fund continues to benefit from the services of a highly experienced portfolio manager and portfolio management team that has produced outstanding long-term returns with low relative volatility. In addition, the Independent Trustees agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Independent Trustees acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Independent Trustees also determined that the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. In reaching their conclusions, the Independent Trustees acknowledged that the fees and expenses of the Fund are clearly disclosed in the Fund's prospectus, in all reports to Fund shareholders and in industry research databases such as those maintained by Lipper and Morningstar, and that the Fund's shareholders have ready access to other funds with different strategies, fees and expenses and can redeem at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Independent Trustees determined to approve the continuation of the current advisory agreement for another one-year period through September 30, 2009.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2008

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2008	$1,000.00	$1,000.00
Ending Account Value September 30, 2008	$958.10	$1,017.31
Expenses Paid During Period*	$7.34	$7.69

*  Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2008 (183/366 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)*	Trustee & Chairman† Years Served: 6	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (63)*	Trustee† Years Served: 6	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc., and Heckmann Corporation.

Patrick B. Purcell – (65)*	Trustee† Years Served: 2	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (76)*	Trustee† Years Served: 6	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm O'Melveny & Myers LLP.	6

Steven Romick – (45)	Trustee,† President & Chief Investment Officer Years Served: 15	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (64)	Vice President Years Served: 6	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3

J. Richard Atwood – (48)	Treasurer Years Served: 6	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 6	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 6	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington., D.C. and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 21, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   November 21, 2008